41377 3/98

Prospectus Supplement
dated March 9, 1998 to:
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Putnam Diversified Equity Trust
Prospectus dated June 30, 1997

The third paragraph under the heading "How the fund is managed" is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                  Business experience
                     Year         (at least 5 years)
                     -------      -------------------------

David L. King        1994         Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1983.

Charles H. Swanberg  1994         Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1984.

Paul Warren          1997         Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since August, 1997.
                                  Prior to May, 1997, Mr. Warren
                                  was a Director at IDS Fund
                                  Management, and prior to
                                  August, 1994, was a Director
                                  at Pilgrim Baxter Associates.
                                  Prior to March, 1994, Mr.
                                  Warren was a Director at
                                  Prudential Asia, and prior to
                                  February, 1993, was a Director
                                  at Rothschild Asset
                                  Management.